UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2024
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LegalZoom.com, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35618	95-4752856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

954 Villa Street, Mountain View, California	94041
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (323) 962-8600

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LZ	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On December 16, 2024, LegalZoom.com, Inc. (the “Company”) issued a press release announcing that it had entered into a multi-year partnership with Accounting Fulfillment Services, LLC (“1-800Accountant”) as disclosed further under Item 8.01 of this Current Report on Form 8-K. The press release is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01 Other Events.
On December 15, 2024, the Company and 1-800Accountant entered into a three year partnership agreement (the “Agreement”) pursuant to which 1-800Accountant agreed to certain minimum revenue commitments to the Company across the term of the Agreement in exchange for the Company agreeing to certain obligations to market 1-800Accountant services to its customers, including agreeing to refer a minimum number of its business formation customers to 1-800Accountant in order to offer full service do-it-for-me tax and bookkeeping solutions to Company customers. The initial term of the Agreement will commence on December 15, 2024 and continue through December 31, 2027, after which the Agreement will automatically renew for successive annual terms unless either the Company or 1-800Accountant provides written notice of non-renewal pursuant to the terms of the Agreement.
Item 9.01 Financial Statements & Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of LegalZoom.com, Inc., issued December 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegalZoom.com, Inc.

Date: December 16, 2024	By:	/s/ Nicole Miller
Nicole Miller
Chief Legal Officer and Secretary

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